UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2008

PERKINELMER, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-05075	04-2052042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2008 Deferred Compensation Plan.

On December 8, 2008, the Compensation and Benefits Committee (the “Committee”) of PerkinElmer, Inc. (the “Company”) approved the 2008 Deferred Compensation Plan (the “2008 Plan”), an amendment and restatement of the Company’s 1999 Restatement of its 1998 Deferred Compensation Plan (the “Prior Plan”), primarily to bring the terms of the plan into compliance with Section 409A of the Internal Revenue Code and regulations promulgated thereunder (collectively, “Section 409A”). The amendments include updates to certain definitions and to the time and form of certain benefits payable thereunder, such as in the event of a change in control of the Company. The 2008 Plan also documents the elimination of restricted stock as a deferral option, the incorporation of the Company’s existing 401(k) Excess Plan into the 2008 Plan and other administrative changes. Participants of the Prior Plan who made deferrals or material modifications to their account options after January 1, 2005 are subject to the provisions of the 2008 Plan. Under the general terms of the 2008 Plan, non-employee directors and a group of management and highly compensated employees are eligible for participation. The foregoing description of the 2008 Plan does not purport to be complete and is qualified in its entirety by reference to the 2008 Plan filed as Exhibit 10.1 to this Report and incorporated herein by reference.

2008 Supplemental Executive Retirement Plan.

On December 8, 2008, the Committee approved the 2008 Supplemental Executive Retirement Plan (the “2008 SERP”), an amendment and restatement of the Company’s previous supplemental executive retirement plan (the “Prior SERP”), primarily to bring the terms of the plan into compliance with Section 409A. The revised terms include updated definitions and specifications for the time and form of certain benefits payable thereunder, such as in the event of a change in control of the Company, as well as other administrative changes. Under the general terms of the 2008 SERP, designated senior executives are eligible for participation, and participants in the Prior SERP whose benefits were not fully vested as of December 31, 2004 are now subject to the provisions of the 2008 SERP. The foregoing description of the 2008 SERP does not purport to be complete and is qualified in its entirety by reference to the 2008 SERP filed as Exhibit 10.2 to this Report and incorporated herein by reference.

Form of Award Agreements under the 2005 Incentive Plan

The Committee also approved new form agreements for awards granted under the Company’s 2005 Incentive Plan primarily to bring them into compliance with Section 409A. These forms include the form for time-based restricted stock awards, performance-based restricted stock awards, and both time and performance based restricted stock unit awards, attached hereto as Exhibit 10.3, 10.4, 10.5 and 10.6, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: December 12, 2008	By:	/s/ Joel S. Goldberg
	Name:	Joel S. Goldberg
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	2008 Deferred Compensation Plan

10.2	2008 Supplemental Executive Retirement Plan

10.3	Form of Restricted Stock Agreement (Time-based vesting) under the 2005 Incentive Plan

10.4	Form of Restricted Stock Agreement (Performance-based vesting) under the 2005 Incentive Plan

10.5	Form of Restricted Stock Unit Agreement (Time-based vesting) under the 2005 Incentive Plan

10.6	Form of Restricted Stock Unit Agreement (Performance-based vesting) under the 2005 Incentive Plan